Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated May 30, 2008

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Effective immediately, the PIMCO VIT High Yield Portfolio has changed its non-fundamental policy regarding normal minimum and maximum average portfolio duration. As a result, effective immediately, the current sentence relating to such portfolio’s average portfolio duration that reads “The average portfolio duration of this Portfolio normally varies within a two- to six-year time-frame based on PIMCO’s forecast for interest rates.” beginning on page 20 of the Prospectus is deleted in its entirety and replaced with the sentence describing such portfolio’s new non-fundamental average portfolio duration policy below:

“The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of March 31, 2008 was 4.64 years.”

Effective immediately, the PIMCO VIT Low Duration Bond Portfolio (the “Applicable Fund”) may invest up to 10% of it total assets in securities and instruments that are economically tied to emerging market countries.

Accordingly, the following sentence is added to the end of the last paragraph of the Applicable Fund’s descriptions in the “The Portfolios” section beginning on page 20 of the Prospectus:

“The Fund may also invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.